Huntington Capital III
% Trust Preferred Securities
(liquidation amount $1,000 per security)
fully and unconditionally guaranteed, on a subordinated basis, by
Huntington Bancshares Incorporated

Underwriting Agreement
_______________, 2007
Goldman, Sachs & Co.,
Morgan Stanley & Co. Incorporated,
     As representatives of the several Underwriters
     named in Schedule I hereto,
Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004
Morgan Stanley & Co. Incorporated,
1585 Broadway
New York, New York 10036
Ladies and Gentlemen:
     Huntington Capital III, a statutory trust created under the laws of the State of Delaware (the “Trust”), and Huntington Bancshares Incorporated, a Maryland corporation (the “Guarantor”), as sponsor of the Trust and as Guarantor under the guarantee agreement (the “Guarantee”), propose, subject to the terms and conditions stated herein, to sell to the underwriters named in Schedule I (the “Underwriters”), [      ] of the Trust’s [      ]% Trust Preferred Securities, liquidation amount $1,000 per security (the “Trust Preferred Securities”). The proceeds of the sale of the Trust Preferred Securities and of the common securities of the Trust (the “Trust Common Securities”) to be sold by the Trust to the Guarantor are to be invested in $[      ] principal amount of the Guarantor’s [      ]% Junior Subordinated Notes due 2067 (the “Junior Subordinated Notes”), to be issued pursuant to the Junior Subordinated Indenture, dated as of [      ] (the “Base Indenture”), between the Guarantor and The Bank of New York (the “Indenture Trustee”), as amended and supplemented by a first supplemental indenture between the Guarantor and the Indenture Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to be entered into at or before the Time of Delivery.

     1. The Guarantor and the Trust jointly and severally represent and warrant to, and agrees with, each of the Underwriters that:
     (a) An “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “Act”) on Form S-3 (File No. 333-131143) in respect of the Trust Preferred Securities, the Guarantee and the Junior Subordinated Notes has been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, became effective on filing; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Guarantor or the Trust (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Basic Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Trust Preferred Securities filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1 and including any prospectus supplement relating to the Trust Preferred Securities that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(c) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Trust Preferred Securities filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Trust Preferred Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration

Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Trust Preferred Securities is hereinafter called an “Issuer Free Writing Prospectus”);
     (b) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Guarantor by an Underwriter through the Representatives expressly for use therein;
     (c) For the purposes of this Agreement, the “Applicable Time” is ___:___m (Eastern time) on the date of this Agreement; the Pricing Prospectus as supplemented by the final term sheet prepared and filed pursuant to Section 5(a) hereof, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule II(a) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Guarantor by an Underwriter through the Representatives expressly for use therein;
     (d) The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Guarantor by an Underwriter through the Representatives expressly for use therein; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule II(c) hereto;
     (e) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Guarantor by an Underwriter through the Representatives expressly for use therein or those parts of the Registration Statement which shall constitute a Statement of Eligibility under the Trust Indenture Act (Form T-1) of The Bank of New York;
     (f) Neither the Guarantor nor any of its Significant Subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any material change in the capital stock or long term debt of the Guarantor or any of its

Significant Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Guarantor and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus;
     (g) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each significant subsidiary (as defined in Rule 405 under the Act) of the Guarantor as set forth on Schedule III (each, a “Significant Subsidiary”) has been duly constituted and is validly existing as a corporation, limited liability company or business trust, as applicable, in good standing under the laws of its jurisdiction of incorporation or formation;
     (h) The Guarantor is duly registered as a bank holding company and qualified as a financial holding company under the Bank Holding Company Act of 1956, as amended (the “BHC Act”);
     (i) The Guarantor and each of its subsidiaries are in compliance with all laws administered by the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), the Office of the Comptroller of the Currency (the OCC”), the Federal Deposit Insurance Corporation (“FDIC”) and any other federal or state bank regulatory authorities (together with the Federal Reserve Board , the OCC and the FDIC, the “Bank Regulatory Authorities”) with jurisdiction over the Guarantor or any of its subsidiaries, except for failures to be so in compliance that would not individually or in the aggregate have a material adverse effect on the current or future financial position, stockholders’ equity or results of operations of the Guarantor and its subsidiaries or the Trust, considered as a whole (a “Material Adverse Effect”);
     (j) The Guarantor has an authorized capitalization as set forth in the Pricing Prospectus and all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Significant Subsidiary of the Guarantor that is a corporation or association have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares) are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims;

     (k) The Trust has been duly created and is validly existing as a statutory trust in good standing under the laws of the State of Delaware and, at the Time of Delivery, will have the power and authority (trust and other) to own its property and conduct its business as described in the Pricing Prospectus and to execute and deliver and perform its obligations under this Agreement;
     (l) The Trust has conducted and will conduct no business other than the transactions contemplated by this Agreement and the Amended and Restated Declaration of Trust in substantially the form previously provided to you and to be entered into at or before the Time of Delivery among the Guarantor, as Sponsor, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the individuals named therein, as Administrative Trustees (collectively, the “Trustees,” and such Amended and Restated Declaration of Trust, the “Declaration of Trust”) and described in the Pricing Prospectus; the Trust is not, and at the Time of Delivery will not be, a party to or bound by any agreement or instrument other than this Agreement and the Declaration of Trust; and the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and described in the Pricing Prospectus;
     (m) At the Time of Delivery, the Trust Preferred Securities will have been duly authorized and, when issued, delivered and paid for pursuant to this Agreement, will have been duly and validly issued and will be fully paid and non-assessable beneficial interests in the Trust entitled to the benefits of the Declaration of Trust; and the Trust Preferred Securities will conform in all material respects to the description thereof in the Pricing Disclosure Package and the Prospectus;
     (n) At the Time of Delivery, the Trust Common Securities will have been duly authorized and will have been duly and validly issued and will be fully paid and non-assessable beneficial interests in the Trust entitled to the benefits of the Declaration of Trust and will conform in all material respects to the description thereof contained in the Pricing Disclosure Package and the Prospectus; the issuance of the Trust Common Securities is not subject to preemptive or other similar rights; at the Time of Delivery, all of the issued and outstanding Trust Common Securities will be directly owned by the Guarantor, free and clear of all liens, encumbrances, equities or claims; and the Trust Common Securities and the Trust Preferred Securities are the only beneficial interests in the Trust authorized to be issued by the Trust;
     (o) The holders of the Trust Preferred Securities will be entitled to the same limitation on personal liability that is extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

     (p) The Junior Subordinated Notes have been duly authorized, and, when issued, delivered and paid for at the Time of Delivery as contemplated by the Pricing Prospectus, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Guarantor entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and when executed and delivered by the Guarantor and the Indenture Trustee at the Time of Delivery will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles;
     (q) Each of the Declaration of Trust and the Guarantee Agreement (collectively, the “Other Guarantor Transaction Agreements” and, together with this Agreement, the Indenture and the Junior Subordinated Notes, the “Guarantor Transaction Agreements”) has been duly authorized by the Guarantor and, when executed and delivered at the Time of Delivery, will constitute a valid and legally binding instrument of the Guarantor, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Guarantor Transaction Agreements will conform to the descriptions thereof contained in the Pricing Disclosure Package and the Prospectus;
     (r) At the Time of Delivery, the Indenture, the Guarantee Agreement and the Declaration of Trust each will be duly qualified under the Trust Indenture Act;
     (s) This Agreement has been duly authorized, executed and delivered by the Guarantor and the Trust;
     (t) The Guarantor has all power and authority (corporate and other) necessary to execute and deliver the Guarantor Transaction Agreements and to perform its obligations thereunder; the execution, delivery and performance of the Guarantor Transaction Agreements by the Guarantor and compliance with the provisions hereof and thereof by the Guarantor will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor or any of its Significant Subsidiaries is a party or by which the Guarantor or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Guarantor or any of its Significant Subsidiaries is subject, (B) result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Guarantor or (C) result in the violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor or any of its Significant Subsidiaries or any of their properties, except where such conflicts, violations or defaults under (A) would not would individually or in the aggregate have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required by the Guarantor in connection with the transactions contemplated herein except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Trust Preferred Securities by the Underwriters;
     (u) At the Time of Delivery, the Trust will have all power and authority necessary to execute and deliver this Agreement, the Trust Preferred Securities and the Trust Common Securities, and to perform its obligations hereunder and thereunder; the issuance by the Trust of the Trust Preferred Securities and the Trust Common Securities in accordance with the Declaration of Trust, the purchase by the Trust of the Junior Subordinated Notes, and the execution and delivery by the Trust of this Agreement and the performance by it of its obligations thereunder will not result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required by the Trust in connection with the transactions contemplated herein except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Trust Preferred Securities by the Underwriters;
     (v) Neither the Guarantor nor any of its Significant Subsidiaries is (A) in violation of its Certificate of Incorporation or (B) By-laws or (C) in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except where such defaults under (B) or (C) would not individually or in the aggregate have a Material Adverse Effect;
     (w) The statements set forth in the Pricing Prospectus and the Prospectus under the captions “The Trust,” “Description of the Trust Preferred Securities,” “Description of the Junior Subordinated Notes,” “Description of the Guarantee”, “Relationship among Trust Preferred Securities, Junior Subordinated Notes and Guarantee” and “Replacement Capital Covenant”, insofar as they purport to constitute a summary of the terms of the Trust Preferred Securities, the Junior Subordinated Notes and the Guarantee, under the caption “Certain United States Federal Income Tax Consequences”, under the caption “ERISA Considerations,” insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly summarize the matters therein described; the statements under the caption “Underwriting” fairly present the information called for therein;
     (x) Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Guarantor or any of its Significant Subsidiaries or the Trust is a party or of which any property of the Guarantor or any of its Significant Subsidiaries or the Trust is the subject which, if determined adversely to the Guarantor or any of its Significant Subsidiaries or the Trust, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Guarantor’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;
     (y) Each of the Guarantor and the Trust is not and, after giving effect to the offering and sale of the Trust Preferred Securities and the application of the proceeds thereof, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);
     (z) (A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Guarantor or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Trust Preferred Securities in reliance on the exemption of Rule 163 under the Act, the Guarantor was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (B) at the earliest time after the filing of the Registration Statement that the Guarantor or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Trust Preferred Securities, the Guarantor was not an “ineligible issuer” as defined in Rule 405 under the Act;
     (aa) Deloitte & Touche LLP, who have certified certain financial statements of the Guarantor and its subsidiaries, and have audited the Guarantor’s internal control over financial reporting and management’s assessment thereof are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;
     (bb) The Guarantor maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Guarantor’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Guarantor’s internal control over financial reporting were effective as of March 31, 2007 and the Guarantor is not aware of any material weaknesses in its internal control over financial reporting;
     (cc) Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus, there has been no change in the Guarantor’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Guarantor’s internal control over financial reporting; and
     (dd) The Guarantor maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Guarantor and its subsidiaries is made known to the Guarantor’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures were effective as of March 31, 2007.
     2. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Guarantor and the Trust agree that the Trust will sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $[    ] per Trust Preferred Security plus accumulated distributions, if any, from the date of original issuance, the number of Trust Preferred Securities set forth opposite such Underwriter’s name in Schedule I.
     (b) As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds from the sale of the Trust Preferred Securities will be used by the Trust to purchase the Junior Subordinated Notes, the Guarantor at the Time of Delivery will pay by wire transfer of immediately available funds to Goldman, Sachs & Co., for the accounts of the several Underwriters, $[     ] per Trust Preferred Security in respect of the Trust Preferred Securities to be delivered by the Trust hereunder at the Time of Delivery.
     3. Upon the authorization by you of the release of the Trust Preferred Securities, the several Underwriters propose to offer the Trust Preferred Securities for sale upon the terms and conditions set forth in the Prospectus.
     4. (a) The Trust Preferred Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Trust Preferred Securities in book-entry form which will be deposited by or on behalf of the Trust with The Depository Trust Guarantor (“DTC”) or its designated custodian. The Trust will deliver the Trust Preferred Securities to Goldman, Sachs & Co., for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Trust to Goldman,

Sachs & Co. at least forty-eight hours in advance, by causing DTC to credit the Trust Preferred Securities to the account of Goldman, Sachs & Co. at DTC. The Trust will cause the certificates representing the Trust Preferred Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on ___, 2007 or such other time and date as Goldman, Sachs & Co. and the Guarantor may agree upon in writing. Such time and date are herein called the “Time of Delivery”.
     (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Trust Preferred Securities and any additional documents requested by the Underwriters pursuant to Section 8 (k) hereof, will be delivered at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 (the “Closing Location”), and the Trust Preferred Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at ___p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.
     5. The Trust and the Guarantor jointly and severally agree with each of the Underwriters:
     (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the date of this Agreement; to make no further amendment or any supplement to the Registration Statement, the Basic Prospectus or the Prospectus prior to the Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to prepare a final term sheet, containing solely a description of the Trust Preferred Securities, in a form approved by you and to file such term sheet pursuant to Rule 433(d) under the Act within the time required by such Rule; to file promptly all other material required to be filed by the Guarantor or the Trust with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Guarantor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Trust Preferred Securities; to advise you, promptly after the Guarantor or the Trust receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Trust Preferred Securities, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of the Trust Preferred Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such steps including, without limitation, amending the Registration Statement or filing a new registration statement, at the Guarantor’s own expense, as may be necessary to permit offers and sales of the Trust Preferred Securities by the Underwriters (references herein to the Registration Statement shall include any such amendment or new registration statement);
     (b) If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by you and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by you promptly after reasonable notice therereof;
     (c) Promptly from time to time to take such action as you may reasonably request to qualify the Trust Preferred Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Trust Preferred Securities and Junior Subordinated Notes, provided that in connection therewith the Guarantor shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to become subject to taxation is any jurisdiction in which it is not otherwise subject;
     (d) The Guarantor will use its reasonable best efforts to furnish to the Underwriters prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Trust Preferred

Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Trust Preferred Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;
     (e) To make generally available to its securityholders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Guarantor and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Guarantor, Rule 158);
     (f) During the period beginning from the date of the Prospectus, and continuing to and including the date 30 days after the date hereof, not to offer, sell, contract to sell, or otherwise dispose of, directly or indirectly, any Trust Preferred Securities (except for the Trust Preferred Securities offered hereby,), any other beneficial interests in the assets of the Trust (other than the Trust Common Securities) or any Junior Subordinated Notes, any securities (including any security issued by another trust or other limited purpose vehicle) that are substantially similar to the Trust Preferred Securities, the Junior Subordinated Notes, the Guarantee, or any securities that are convertible into or exchangeable for or that represent the right to receive any such substantially similar securities of either the Trust, a similar trust or the Guarantor, except with your prior written consent;
     (g) To pay the required Commission filing fees relating to the Trust Preferred Securities within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act;
     (h) To use the net proceeds received from the sale of the Trust Preferred Securities or Junior Subordinated Notes, as the case may be, in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds”; and
     (i) The Guarantor will issue the Guarantee and the Junior Subordinated Notes concurrently with the issue and sale of the Trust Preferred Securities as contemplated herein.
     6.
     (a) (i) The Guarantor and the Trust each represents and agrees that, other than the final term sheet prepared and filed pursuant to Section 5(a) hereof, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Trust Preferred Securities and the Junior Subordinated Notes that would constitute a “free writing prospectus” as defined in Rule 405 under the Act;
     (ii) each Underwriter represents and agrees that, without the prior consent of the Guarantor and the Representatives, other than one or more term sheets relating to the Trust Preferred Securities and Junior Subordinated Notes containing customary information (which, in their final form, will not be inconsistent with the final term sheet prepared and filed pursuant to Section 5(a) hereof) and conveyed to purchasers of Trust Preferred Securities, it has not made and will not make any offer relating to the Trust Preferred Securities and the Junior Subordinated Notes that would constitute a free writing prospectus; and
     (iii) any such free writing prospectus the use of which has been consented to by the Guarantor and the Representatives (including the final term sheet prepared and filed pursuant to Section 5(a) hereof) is listed on Schedule II(a) or Schedule II(b) hereto;
     (b) Each of the Trust and the Guarantor has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and
     (c) Each of the Trust and the Guarantor agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Guarantor will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Guarantor by an Underwriter through the Representatives expressly for use therein.
     7. The Guarantor covenants and agrees with the several Underwriters that the Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Guarantor’s and the Trust’s counsel and accountants in connection with the registration of the Trust Preferred Securities and Junior Subordinated Notes under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Trust Preferred Securities and the Junior Subordinated Notes; (iii) all expenses in connection with the qualification of the Trust Preferred Securities and the Junior Subordinated Notes for offering and sale under state securities laws as provided in Section 5(d) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) any fees charged by securities rating services for rating the Trust Preferred Securities; (v) the cost of preparing the Trust Preferred Securities and the Junior Subordinated Notes; (viii) the fees and expenses of any trustee and any agent of such trustee and the fees and disbursements of counsel for such trustee; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Trust Preferred Securities by them, and any advertising expenses connected with any offers they may make.
     8. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Guarantor and the Trust herein are, at and as of the Time of Delivery, true and correct, the condition that the Guarantor and the Trust shall have each performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:
     (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; the final term sheet contemplated by Section 5(a) hereof, and any other material required to be filed by the Guarantor or the Trust pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;
     (b) Simpson Thacher & Bartlett LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated the Time of Delivery, in form and substance satisfactory to you, with respect to such matters as the Underwriters may reasonably require, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;
     (c) The Guarantor’s Senior Corporate Counsel or such other internal counsel as shall be reasonably acceptable to the Underwriters (the “Internal Counsel”), shall have furnished to you such counsel’s written opinion (a draft of such opinion is attached as Annex II(a) hereto), dated the Time of Delivery, in form and substance satisfactory to you;
     (d) Venable LLP, Maryland counsel for the Guarantor, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated the Time of Delivery, in form and substance satisfactory to you;
     (e) Davis Polk & Wardwell, outside counsel for the Guarantor, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated the Time of Delivery, in form and substance satisfactory to you;
     (f) Richards, Layton & Finger, special Delaware counsel to the Guarantor and the Trust, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(d) hereto), dated the Time of Delivery, in form and substance satisfactory to you;
     (g) Shearman & Sterling LLP, special tax counsel to the Guarantor and the Trust, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(e) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that (i) subject to the qualifications set forth in the opinion and the Pricing Disclosure Package and the Prospectus, the statements made in the Pricing Disclosure Package and Prospectus under the caption “Certain United States Federal Income Tax Consequences” insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects, and (ii) subject to the qualifications set forth in the opinion and the Pricing Disclosure Package and Prospectus, Shearman & Sterling LLP confirms its opinions set forth in the discussion in the Pricing Disclosure Package and Prospectus under the caption “Certain United States Federal Income Tax Consequences”.
     (h) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, Deloitte & Touche LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto, (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement, and as of the Time of Delivery is attached as Annex I(b) hereto);
     (i) (i) Neither the Guarantor nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock or long term debt of the Guarantor or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Guarantor and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Trust Preferred Securities on the terms and in the manner contemplated in the Prospectus;
     (j) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Guarantor’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Guarantor’s debt securities;
     (k) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on NASDAQ; (ii) a suspension or material limitation in trading in the Guarantor’s securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal or New York, Ohio or Michigan State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;
     (l) The Guarantor shall have complied with the provisions of Section 5(e) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;
     (m) The Guarantor and the Trust shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Guarantor and trustees of the Trust satisfactory to you as to the accuracy of the representations and warranties of the Guarantor and the Trust herein at and as of such time, as to the performance by the Guarantor and the Trust of all of their obligations hereunder to be performed at or prior to such time, as to the matters set forth in subsections (a) and (i) of this Section and as to such other matters as you may reasonably request.
     9. (a) The Guarantor and the Trust will, jointly and severally, indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Guarantor nor the Trust shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Guarantor by any Underwriter through the Representatives expressly for use therein.
     (b) Each Underwriter will indemnify and hold harmless each of the Guarantor and the Trust against any losses, claims, damages or liabilities to which the Guarantor or the Trust may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the

Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Guarantor by such Underwriter through the Representatives expressly for use therein; and will reimburse the Guarantor or the Trust for any legal or other expenses reasonably incurred by the Guarantor or the Trust in connection with investigating or defending any such action or claim as such expenses are incurred.
     (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
     (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Guarantor and the Trust on the one hand and the Underwriters on the other from the offering of the Trust Preferred Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Guarantor or the Trust on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Guarantor and the Trust on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Guarantor or the Trust bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Guarantor or the Trust on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Guarantor and the Trust on the one hand and the Underwriters on the other agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Trust Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.
     (e) The obligations of the Guarantor and the Trust under this Section 9 shall be in addition to any liability which the Guarantor or the Trust may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Guarantor and to each person, if any, who controls the Guarantor within the meaning of the Act.
     10. (a) If any Underwriter shall default in its obligation to purchase the Trust Preferred Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Trust Preferred Securities on the terms contained herein. If within thirty six hours after such default by any Underwriter you do not arrange for the purchase of such Trust Preferred Securities, then the Guarantor shall be entitled to a further period of thirty six hours within which to procure another party or other parties satisfactory to you to purchase such Trust Preferred Securities on such terms. In the event that, within the respective prescribed periods, you notify the Guarantor that you have so arranged for the purchase of such Trust Preferred Securities, or the Guarantor notifies you that it has so arranged for the purchase of such Trust Preferred Securities, you or the Guarantor shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Guarantor agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Trust Preferred Securities.
     (b) If, after giving effect to any arrangements for the purchase of the Trust Preferred Securities of a defaulting Underwriter or Underwriters by you and the Guarantor as provided in subsection (a) above, the aggregate liquidation amount of such Trust Preferred Securities which remains unpurchased does not exceed one eleventh of the aggregate liquidation amount of all the Trust Preferred Securities, then the Guarantor shall have the right to require each non-defaulting Underwriter to purchase the liquidation amount of Trust Preferred Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the liquidation amount of the Trust Preferred Securities which such Underwriter agreed to purchase hereunder) of the Trust Preferred Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
     (c) If, after giving effect to any arrangements for the purchase of the Trust Preferred Securities of a defaulting Underwriter or Underwriters by you and the Guarantor as provided in subsection (a) above, the aggregate liquidation amount of Securities which remains unpurchased exceeds one eleventh of the aggregate liquidation amount of all the Trust Preferred Securities, or if the Guarantor shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase the Trust Preferred Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Guarantor, except for the expenses to be borne by the Guarantor and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
     11. The respective indemnities, agreements, representations, warranties and other statements of the Guarantor, the Trust and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Trust, or the Guarantor, or any officer or director or controlling person of the Guarantor, and shall survive delivery of and payment for the Trust Preferred Securities.
     12. If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Guarantor nor the Trust shall be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, the Trust Preferred Securities are not delivered by or on behalf of the Trust as provided herein, the Guarantor will reimburse the Underwriters through you for all out of pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Trust Preferred Securities, but the Guarantor and the Trust shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.
     13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by the Representatives on behalf of you as the representatives.
     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., One New York Plaza, 42nd Floor, New York, New York 10004, Attention: Registration Department and Morgan Stanley & Co. Incorporated, 1585 Broadway, 29th Floor, New York, New York 10036 Attention: Investment Banking Division; and if to the Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Guarantor set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Guarantor by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
     14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Trust, the Guarantor and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Guarantor and each person who controls the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Trust Preferred Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.
     15. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.
     16. The Guarantor and the Trust each acknowledges and agrees that (i) the purchase and sale of the Trust Preferred Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Guarantor and the Trust, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Guarantor or the Trust, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Guarantor or the Trust with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Guarantor on other matters) or any other obligation to the Guarantor or the Trust except the obligations expressly set forth in this Agreement and (iv) each of the Guarantor and the Trust has consulted its own legal and financial advisors to the extent it deemed appropriate. Each of the Guarantor and the Trust agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Guarantor or the Trust, in connection with such transaction or the process leading thereto.
     17. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Guarantor or the Trust and the Underwriters, or any of them, with respect to the subject matter hereof.
     18. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     19. The Guarantor, the Trust and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     20. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.
     21. Notwithstanding anything herein to the contrary, the Guarantor and the Trust are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Guarantor or the Trust relating to that treatment and structure, without the Underwriters, imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

     If the foregoing is in accordance with your understanding, please sign and return to us one for the Guarantor and each of the Representatives plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Guarantor and the Trust. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Guarantor for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

Huntington Capital III By: Huntington Bancshares Incorporated, as Sponsor

By:
Name:
Title:

Huntington Bancshares Incorporated

By:
Name:
Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.

By:
(Goldman, Sachs & Co.)

Morgan Stanley & Co. Incorporated

By:
Name:
Title:

SCHEDULE I

Number of
Trust
Preferred
Securities to
be
Purchased
Underwriter
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

Total

SCHEDULE II
     (a) Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:
     (b) Issuer Free Writing Prospectuses included in the Pricing Disclosure Package:
     (c) Additional Documents Incorporated by Reference:

SCHEDULE III
(1)   HNB I LLC.
(2)   Huntington LT.
(3)   Huntington West, Inc.
(4)   Huntington Preferred Capital Holdings, Inc.
(5)   Huntington Preferred Capital Inc.
(6)   Huntington Capital Financing, LLC.
(7)   Huntington Preferred Capital II, Inc.
(8)   Huntington National Bank

ANNEX I
     Pursuant to Section 8(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:
     (i) They are independent certified public accountants with respect to the Guarantor and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;
     (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Guarantor for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the “Representatives”);
     (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statement of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Guarantor’s quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Guarantor who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in the related in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;
     (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Guarantor for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Guarantor’s Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Guarantor’s Annual Reports on Form 10-K for such fiscal years;
     (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of ItemS-301, 302, 402 and 503(d), respectively, of Regulation S-K;
     (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Guarantor and its subsidiaries, inspection of the minute books of the Guarantor and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Guarantor and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:
     (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Guarantor’s Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Guarantor’s Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;
     (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Guarantor’s Annual Report on Form 10-K for the most recent fiscal year;
     (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Guarantor’s Annual Report on Form 10-K for the most recent fiscal year;
     (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;
     (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long term debt of the Guarantor and its subsidiaries, or any decreases in consolidated net current assets or stockholders’ equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and
     (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and
     (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Guarantor and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Guarantor and its subsidiaries and have found them to be in agreement.